Exhibit 10.1

WAUSAU PAPER CORP.

2009 DEFINED CONTRIBUTION SUPPLEMENTAL

RETIREMENT PLAN

WAUSAU PAPER CORP.

2009 DEFINED CONTRIBUTION SUPPLEMENTAL

RETIREMENT PLAN

    Page

ARTICLE 1 - PURPOSE AND ADMINISTRATION OF PLAN

2

Section  1.1

Purpose

2

Section  1.2

Effective Date

2

ARTICLE 2 - DEFINITIONS

3

Section  2.1

Definitions

3

ARTICLE 3 - PARTICIPATION

8

Section  3.1

Participation

8

Section  3.2

Service

8

Section  3.3

Termination of Participation

8

ARTICLE 4 - EMPLOYER CONTRIBUTIONS AND ACCOUNTING

9

Section  4.1

Employer Contributions

9

Section  4.2

Accounting

9

ARTICLE 5 - VESTING

10

Section  5.1

Vesting

10

Section  5.2

Forfeiture of Benefits

10

ARTICLE 6 - BENEFITS

11

Section  6.1

Benefits Upon Termination of Employment Only

11

ARTICLE 7 - PARTICIPANT ELECTIONS AS TO FORM AND TIMING OF PAYMENTS

12

Section  7.1

Initial Payment Date Election

12

Section  7.2

Election of Form of Distribution

12

Section  7.3

Permitted Changes in Form of Payment Election

13

Section  7.4

Automatic Form of Payment

13

Section  7.5

Death Benefit

14

Section  7.6

409A Change of Control

14

Section  7.7

Inalienability of Benefits

14

Section  7.8

Facility of Payments

14

Section  7.9

Section 409A Compliance

14

Section  7.10

Claims Procedure

15

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ARTICLE 8 - PROVISION FOR BENEFITS

16

Section  8.1

Assets of the Company

16

ARTICLE 9 - AMENDMENT AND TERMINATION OF THE PLAN

17

Section  9.1

Amendment

17

Section  9.2

Termination

17

ARTICLE 10 - PLAN ADMINISTRATION

18

Section  10.1

Plan Administrator Duties

18

Section  10.2

Agents

18

Section  10.3

Binding Effect of Decisions

18

ARTICLE 11 - MISCELLANEOUS

19

Section  11.1

Nonguarantee of Employment

19

Section  11.2

Action by the Committee

19

Section  11.3

Agreement Binding on Successors

19

Section  11.4

Construction

19

Section  11.5

Titles

19

Section  11.6

Governing Law

19

-ii-

WAUSAU PAPER CORP.

2009 DEFINED CONTRIBUTION SUPPLEMENTAL

RETIREMENT PLAN

Wausau Paper Corp., a Wisconsin corporation, hereby adopts the Wausau Paper Corp. 2009 Defined Contribution Supplemental Retirement Plan in accordance with the terms and conditions herein contained, effective January 1, 2009.

ARTICLE 1 -  PURPOSE AND ADMINISTRATION OF PLAN

Section  1.1

Purpose.  The Company maintains the Plan for the purpose of providing deferred compensation (within the meaning of Section 201(2) of the Employee Retirement Income Security Act of 1974, as amended) for a select group of management employees of the Company.  Further, the Plan is maintained solely for the purpose of providing retirement benefits for employees in excess of the limitations imposed by one or more of Code Sections 401(a)(17), 401(k), 401(m), 402(g), 403(b), 408(k) or 415.

Section  1.2

Effective Date.  The effective date of the Plan shall be January 1, 2009.

ARTICLE 2 -  DEFINITIONS

Section  2.1

Definitions.  As used in this Plan, the following terms shall have the meaning set forth in this Section 2.1:

(a)

“Account” means each account established pursuant to Section 4.2 to record the notional amounts credited to a Participant in accordance with Section 4.1 and the interest credited on such amounts pursuant to Section 4.2.

(b)

“Active Participant” means a Participant who is, as of any date, then employed in the office or position of responsibility held on the effective date of such Participant’s participation pursuant to Section 3.1 or in an office or position which is, in the sole discretion of the Committee, of equal or greater authority and responsibility.

(c)

“Affiliate” and “Associate” have the meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act (as defined in Section 2.1(r)) as in effect on the Effective Date of this Plan.

(d)

“Beneficiary” means such person or persons, or organization or organizations, as the Participant from time to time may designate by a written designation filed with the Company during the Participant’s life.  Any amounts payable hereunder to a Participant’s Beneficiary shall be paid in such proportions and subject to such trusts, powers, and conditions as the Participant may provide in such designation.  Each such designation, unless otherwise expressly provided therein, may be revoked by the Participant by a written revocation filed with the Company during the Participant’s life.  If more than one such designation shall be filed by a Participant with the Company, the last designation so filed shall control over any revocable designation filed prior to such filing.  To the extent that any amounts payable under this Plan to a Participant’s Beneficiary are not effectively disposed of pursuant to the above provisions of this Section 2.1(d), either because no designation was in effect at the Participant’s death or because a designation in effect at the Participant’s death failed to dispose of such amounts in their entirety, then for purposes of this Plan, the Participant’s “Beneficiary” as to such undisposed of amounts shall be the Participant’s estate.

(e)

“Code” means the Internal Revenue Code of 1986, as amended, and reference to any section of the Code shall be deemed to include any successor section or sections.  Any reference to a section of the Code shall also be deemed to incorporate any regulation promulgated thereunder.

(f)

“Committee” means the Compensation Committee of the Board of Directors of the Company.

(g)

“Company” means Wausau Paper Corp., a Wisconsin corporation.

(h)

“Compensation” means a Participant’s “compensation” as defined in the Retirement Plan, without regard to any limit on such compensation such as the Threshold Limit.

(i)

“Continuous Service” means “continuous service” as defined in the Retirement Plan.

(j)

“Controlled Group” means the Company and each other member of the controlled group of corporations or other entities under common control to which the Company belongs for purposes of determining whether a separation from service has occurred pursuant to Code Section 409A and the regulations promulgated thereunder.

(k)

“Disability” means the inability of a Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or the receipt by the Participant, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, of income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Company or any Subsidiary.

(l)

“Effective Date means January 1, 2009.

(m)

“Ending Balance” shall mean the balance of the Participant’s Account determined as of the Initial Payment Date of such Account.

(n)

 “409A Change of Control” means a “change of control” as defined in Code Section 409A and the regulations promulgated thereunder.

(o)

“Ineligible Employee” means any person who is or was a participant in the Wausau Paper Corp. Supplemental Retirement Plan.

(p)

“Incentive Compensation” means all compensation payable in cash pursuant to the terms of an incentive or bonus compensation plan to a Participant; provided, however, that amounts that would have been paid in cash but for an election by the Participant to defer any amount of Incentive Compensation shall also be included.

(q)

“Initial Payment Date” means the date determined by Section 7.1 as the date on which distribution of a Participant’s Account is to commence.

(r)

“Participant” means an employee of the Company or a member of the Controlled Group who has been designated by the Committee to participate in the Plan in accordance with Section 3.1.

(s)

“Plan Change of Control” means the happening of any of the following events:

(1)

The acquisition by any individual, entity, or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); excluding, however, the following: (i) any acquisition directly from the Company other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company, (iv) any acquisition pursuant to a transaction which complies with clauses (A), (B), and (C) of subsection (3) of this Section 2.1(r), or (v) any increase in the proportionate number of shares of Outstanding Company Common Stock or Outstanding Company Voting Securities beneficially owned by a Person to 20% or more of the shares of either of such classes of stock if such increase was solely the result of the acquisition of Outstanding Company Common Stock or Outstanding Company Voting Securities by the Company; provided, however, that this clause (v) shall not apply to any acquisition of Outstanding Company Common Stock or Outstanding Company Voting Securities not described in clauses (i), (ii), (iii), or (iv) of this Section 2.1(r)(1) by the Person acquiring such shares which occurs after such Person had become the beneficial owner of 20% or more of either the Outstanding Company Common Stock or Outstanding Company Voting Securities by reason of share purchases by the Company; or

(2)

A change in the composition of the Board of Directors of the Company (the “Board”) such that the individuals who, as of the Effective Date, constitute the Board (such Board shall be hereinafter referred to as the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of the Plan, that any individual who becomes a member of the Board subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be deemed to be and shall be considered as though such individual was a member of the Incumbent Board, but provided, further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so deemed or considered as a member of the Incumbent Board; or

(3)

Consummation of a reorganization, merger or consolidation, or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of the assets or securities of any other entity (a “Corporate Transaction”); excluding, however, such a Corporate Transaction pursuant to which (A) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) (the “Resulting Corporation”) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (other than the Company, any employee benefit plan (or related trust) of the Company, or such Resulting Corporation) will beneficially own, directly or indirectly, 20% or more of, respectively, the outstanding shares of common stock of the Resulting Corporation or the combined voting power of the then outstanding voting securities of such Resulting Corporation entitled to vote generally in the election of directors except to the extent that such ownership existed with respect to the Company prior to the Corporate Transaction, and (C) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the Resulting Corporation; or

(4)

The approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

(t)

“Prime Rate” means an annual rate of interest equal to the prime rate published in The Wall Street Journal on the first day of each calendar quarter.  In the event the prime rate is no longer published in The Wall Street Journal (or in any substitute source as provided for herein), the Committee shall select another published standard by which to determine the prime rate then quoted by the principal banks in the United States and the Committee’s determination in good faith of such rate shall be conclusive and binding on the Company and all Participants.

(u)

“Qualified Plan” means a pension plan providing benefits for a broad group of employees and meeting the requirements for a qualified plan under the Code.

(v)

“Retirement Plan” means the Wausau Paper Corp. Retirement Plan, as in effect from time to time.

(w)

“Specified Employee” on any particular date means a “key employee” under Code Section 409A and the regulations promulgated thereunder.

(x)

“Subsidiary” means each subsidiary of the Company in which the Company owns not less than a 50% equity interest.

(y)

“Termination of Employment” means the termination of a Participant’s employment with the Company and each member of the Controlled Group.

(z)

“Threshold Limit” means the amount as determined from time to time by the Secretary of the Treasury above which annual compensation is disregarded for a Qualified Plan.  As of January 1, 2008, the Threshold Limit is $230,000.

ARTICLE 3 -  PARTICIPATION

Section  3.1

Participation.  The Committee may, from time to time and in its sole discretion, designate an executive officer or other management employee of the Company or a member of the Controlled Group as eligible to participate in the Plan effective as of the date specified by the Committee; provided, however, that no Ineligible Employee shall be eligible to participate in the Plan.  Nothing contained in this Plan shall be construed as guaranteeing any executive officer or other employee the right to participate herein, or as a limitation of the right of the Committee to select only those individuals it so chooses to participate herein.

Section  3.2

Service.  Service with the Company shall be credited in according with the following:

(a)

All Continuous Service as an Active Participant from and after the effective date of a Participant’s participation (as determined pursuant to Section 3.1) shall be recognized for purposes of this Plan.

(b)

Continuous Service by an individual in a position reporting to the Chief Executive Officer of the Company prior to becoming a Participant shall be recognized for purposes of this Plan.

(c)

In the event a Participant who was not an Active Participant again becomes an Active Participant, all periods of Continuous Service as an Active Participant shall be aggregated for purposes of this Plan.

Section  3.3

Termination of Participation.  A Participant shall cease participation in the Plan on the later of (a) the date his Termination of Employment occurs or (b) the date the final benefit payment to which the Participant may be entitled pursuant to this Plan is made.

ARTICLE 4 -  EMPLOYER CONTRIBUTIONS AND ACCOUNTING

Section  4.1

Employer Contributions.  Each Plan Year, the Company shall, as of the last day of such Plan Year, credit to the Account of each Active Participant, an amount equal to the sum of 1) 8.5% of such Participant’s Compensation in excess of the Threshold Limit for such Plan Year, plus 2) 13% of the Participant’s Incentive Compensation accrued with respect to such Plan Year; provided, however, that for purposes of this Section 4.1, Compensation paid prior to the effective date of the Participant’s participation in the Plan pursuant to Section 3.1 shall be excluded.

Section  4.2

Accounting.

(a)

The Company shall establish an Account in the name of each Participant.  Each Participant’s Account shall be credited with the Company contributions for each Plan Year and any interest credited on such amounts pursuant to paragraph (b).

(b)

On the last day of each calendar month, up to and including a Participant’s Initial Payment Date, interest at the Prime Rate shall be credited to the Participant’s Account based on the average daily balance in each such Account during the month and the number of days in the month.

(c)

Within 60 days of the end of each Plan Year in which this Plan is in effect, the Company shall furnish each Participant a statement of the year end balance in such Participant’s Account.

ARTICLE 5 -  VESTING

Section  5.1

Vesting.

(a)

Subjection to Section 5.2, a Participant shall be fully vested in his Account upon his Termination of Employment if he has attained age 55 and completed 10 years of Continuous Service, or incurs a Termination of Employment due to his death or Disability.

(b)

A Participant who incurs a Termination of Employment prior to attainment of age 55 and completion of 10 years of Continuous Service (or such other age and period of Continuous Service as may be specified by the Committee), and prior to his death or Disability, will not have a vested interest in his Account in the Plan upon Termination of Employment, and shall forfeit his entire Account.

(c)

Notwithstanding anything herein to the contrary, upon the occurrence of a Plan Change of Control, all Participants shall be fully vested in their Account in the Plan.

Section  5.2

Forfeiture of Benefits.

(a)

Despite any other provision of this Plan, a Participant or Beneficiary, as applicable, shall not be eligible for any benefit payments under the Plan if:

(1)

The Participant violates any provision of any restrictive covenant or confidentiality agreement entered into in contemplation of, or while employed by, the Company or any member of the Controlled Group; or

(2)

The Participant’s Termination of Employment was by reason of or because of the Participant’s fraud, embezzlement, misappropriation, or similar offense against the Company or any state or federal felony offense.

(b)

For purposes of this Plan, a “restrictive covenant” means any agreement intended to limit the ability of the Participant, following his Termination of Employment, to solicit customers of the Company or otherwise perform services for a competitor of the Company or a member of the Controlled Group, or to maintain the ownership of all or any part of, or other investment in, any such competitor.

(c)

In the event a Participant is determined to have been not eligible for a benefit under this Plan, the Participant (or Beneficiary, if applicable) will forfeit any payment previously made and will be required to tender back to the Company as liquidated damages any payments already made and to pay all costs incurred by the Company, including reasonable attorneys’ fees incurred by Company in recovering such payments.

ARTICLE 6 -  BENEFITS

Section  6.1

Benefits Upon Termination of Employment Only.  Subject to the limitations elsewhere contained in this Plan, a Participant who incurs a Termination of Employment on or after attaining a fully vested benefit pursuant to Article 5 shall be entitled to a benefit equal to his Ending Balance.  The Participant’s benefit shall be paid in accordance with Article 7.  No benefit will be paid prior to a Participant’s Termination of Employment.

ARTICLE 7 -  PARTICIPANT ELECTIONS AS TO FORM AND TIMING OF PAYMENTS

Section  7.1

Initial Payment Date Election.  Within 30 days of becoming a Participant pursuant to Section 3.1, the Participant shall file a written election with the Company to specify the Initial Payment Date for the Account established pursuant to Section 4.2; provided, however, that (i) if not the last day of a calendar month, the date so specified shall be adjusted to the last day of the month in which the specified date occurs (but such adjustment shall not be deemed to render the Participant’s election to be invalid), (ii) in no event shall the date so specified be a date later than the last day of the month in which the Participant’s 65th birthday occurs if the Participant incurs a Termination of Employment prior to attaining age 65, and (iii) notwithstanding the date specified in such election, the Initial Payment Date of a Participant shall be adjusted by the Committee, if distribution on the date selected by the Participant would otherwise result in a violation of Code Section 409A, to the later of (A) last day of the first calendar month in which occurs the first date which is six months subsequent to the Participant’s Termination of Employment, and (B) February 15 of the year following the year in which the Participant’s Termination of Employment occurs (but such adjustment shall not be deemed to render the Participant’s election to be invalid).  In the event that a Participant has not made a valid election as to his Initial Payment Date or has not incurred a Termination of Employment prior to the date specified by him as his Initial Payment Date, the Initial Distribution Date of such Participant shall be the later of (i) the last day of the calendar month in which the Participant’s Termination of Employment occurs by reason of Disability, (ii) the date which is six months subsequent to the Participant’s Termination of Employment for reasons other than Disability, and (iii) February 15 of the year following the year in which the Participant’s Termination of Employment occurs.  Subsequent to a Participant having filed his election pursuant to this Section 7.1, the Participant may modify his Initial Payment Date (or change a previous election) with respect to his Account only if (i) such election will not be effective until 12 months after the date on which it is received by the Company, (ii) such election is made not less than 12 months prior to the Initial Payment Date otherwise then in effect, and (iii) such election defers the Initial Payment Date to a date which is not less than five years subsequent to the Initial Payment Date otherwise then in effect.

Section  7.2

Election of Form of Distribution.  At the same time as the Participant’s Initial Payment Date election is filed pursuant to Section 7.1, the Participant shall file a written election with the Company that, subject to the provisions of Section 7.6 concerning a 409A Change of Control, distribution of the Ending Balance shall be made in cash in accordance with one of the following alternatives:

(a)

Even Installment Payments.  In a specified number of monthly installments, each of which shall be a multiple of 12 and the total of which shall not exceed 120 (the “Number of Installments”), in amounts determined in accordance with the following:

(1)

The monthly payment for the first twelve monthly installments shall be equal to the amount necessary to amortize in the Number of Installments a loan in an amount equal to the Ending Balance with interest at the Prime Rate which is or would then be used to credit interest pursuant to Section 4.2(b) accruing monthly on the unpaid Ending Balance; and

(2)

On each anniversary of the Initial Payment Date, the amount of each of the next twelve monthly installments shall be recalculated and shall, for the twelve-month period beginning on each such anniversary, be equal to the amount necessary to amortize, in monthly installments over the Remaining Payment Period, a loan in an amount equal to the then unpaid Ending Balance with interest at the Prime Rate accruing monthly on the unpaid Ending Balance which is or would then be used to credit interest pursuant to Section 4.2(b).  As of any anniversary, the “Remaining Payment Period” shall be equal to the remainder of (a) the Number of Installments, minus (b) the number of installments which have then been paid.

(b)

Uneven Installment Payments.  In a specified number of monthly installments, not in excess of 120 (the “Number of Installments”), equal to the sum of:

(1)

The Participant’s Ending Balance divided by the total Number of Installments; plus

(2)

Interest at the Prime Rate computed on the average balance in the Account from and including the day next succeeding (a) the Initial Payment Date (with respect to the second installment), and (b) the next preceding payment date, in the case of the third and any subsequent installment, to and including such payment date.

(c)

Lump Sum.  In a lump sum.

Section  7.3

Permitted Changes in Form of Payment Election.  Subsequent to the Participant having filed his election pursuant to Section 7.2, but prior to Participant’s Termination of Employment, an election by a Participant to modify his election pursuant to Section 7.2 shall be effective only if (i) such election, by its terms, will be effective not less than 12 months after the date on which it is received by the Company, (ii) such election is made not less than 12 months prior to the Initial Payment Date otherwise then in effect, (iii) such election defers the Initial Payment Date to a date which is not less than five years subsequent to the Initial Payment Date otherwise then in effect, and (iv) such election does not result in an acceleration of the distribution of the Participant’s Ending Balance.

Section  7.4

Automatic Form of Payment.  In the event that a Participant has not made a valid election as to the form of distribution of the Participant’s Ending Balance, it shall be payable in a lump sum on the Participant’s Initial Distribution Date.

Section  7.5

Death Benefit.  In the event that a Participant dies before receiving payment of his Account to which he was otherwise entitled to under Article 5, the unpaid balance of such Account shall be paid to his Beneficiary as specified in the Participant’s most recent effective election, if any, otherwise pursuant to Section 7.4; provided, however, that for purposes of this Section 7.5, the date specified in clause (ii) of the second sentence of Section 7.1 shall be the Participant’s Termination of Employment.  If a Beneficiary dies after the Participant’s death, but before receiving the entire payment of the Beneficiary’s portion of an Account, the portion of the unpaid balance which such Beneficiary would have received if he had not died shall be paid in a lump sum to such Beneficiary’s estate unless the Participant designated otherwise.

Section  7.6

409A Change of Control.  Notwithstanding anything herein to the contrary, in the event a Participant incurs a Termination of Employment within the two year period following a 409A Change of Control of the Company, the Company shall pay to such Participant a lump sum amount equal to the balance of the Participant’s Account as determined pursuant to Article 4, as of the first day following such Change of Control of the Company and following the Participant’s Termination of Employment which is both (1) the first day of a month, and (2) if the Participant was a Specified Employee on the date of his Termination of Employment, not less than six months subsequent to the date of the Participant’s Termination of Employment.  Upon payment of the lump sum amount provided for in this Section 7.6, the Company shall have no further obligation to pay any benefits under this Plan.

Section  7.7

Inalienability of Benefits.  A Participant’s right to a benefit under the Plan shall not be subject to voluntary or involuntary sale, pledge, hypothecation, transfer, or assignment by the Participant or by his personal representatives or heirs, or any other person or persons or organization or organizations succeeding to any of the Participant’s rights and benefits hereunder.

Section  7.8

Facility of Payments.  Any benefit payable hereunder to any person who is legally incapacitated may be paid to a court appointed legal representative of such person.

Section  7.9

Section 409A Compliance.  Notwithstanding any other provision of the Plan or any election made or permitted to be made hereunder, no election as to the timing or form, or both, of the distribution of a Participant’s accrued benefit, and no other distribution otherwise provided for by this Plan, shall be effective or made, as the case may be, if such timing or form of distribution would cause the Plan to fail to meet the requirements of Code Section 409A or cause a Participant to be subject to the interest and additional tax imposed pursuant to Code Section 409A(a)(1)(B), and any such election or such other provision shall be modified in the operation of the Plan so that the timing or form of distribution, or both, as the case may be, corresponds as closely as possible to such election or other provision, but will then comply with the requirements of Code Section 409A so as to preclude the application of Code Section 409A(a)(1)(B).

Section  7.10

Claims Procedure.  Each Participant or Beneficiary whose claim for benefits is denied, in whole or in part, shall be provided with a notice, written in a manner calculated to be understood by such person, setting forth the specific reasons for such denial and outlining the review procedure of the Company.  Each such Participant or Beneficiary shall be given a reasonable opportunity for a full and fair review by the Company of the decision by which the claim was denied.

ARTICLE 8 -  PROVISION FOR BENEFITS

Section  8.1

Assets of the Company.  Benefits which become payable under the provisions of the Plan shall be paid directly by the Company out of its assets.  No assets of the Company shall be set aside or segregated for the provision of such benefit payments.  No Participant or Beneficiary, nor any other potential or actual recipient of benefits under the provisions of this Plan shall acquire any right, title, or interest in the assets of the Company by reason of the Plan and, to the extent that the Participant, Beneficiary or such other recipient shall acquire a right to receive payments from the Company pursuant to the Plan, such right shall be no greater than the right of any unsecured general creditor of the Company.

ARTICLE 9 -  AMENDMENT AND TERMINATION OF THE PLAN

Section  9.1

Amendment.  The Committee reserves the right to amend the Plan from time to time and at any time, effective as of any specified current, prior or future date; provided, however, that no such amendment shall modify or reduce a Participant’s accrued benefit under this Plan as of the date such amendment is adopted.

Section  9.2

Termination.  The Committee reserves the right to terminate the Plan at any time and for any reason; provided, however, that upon termination, each Participant’s accrued benefit shall be fully vested subject only to the provisions of Section 5.2.  A Participant’s accrued benefit shall mean the Ending Balance on the date of the Plan’s termination.  Distributions upon termination of the Plan will be made at such time as permitted under Code Section 409A and the regulations promulgated thereunder.

ARTICLE 10 -  PLAN ADMINISTRATION

Section  10.1

Plan Administrator Duties.  The Committee shall administer this Plan according to its express terms and shall also have the discretion and authority to (a) make, amend, interpret and enforce all appropriate rules and regulations for the administration of this Plan and (b) decide or resolve any and all questions including interpretations of this Plan, as may arise in connection with the Plan to the extent the exercise of such discretion and authority does not conflict with Section 409A of the Code and regulations thereunder.

Section  10.2

Agents.  In the administration of this Plan, the Committee may employ agents and delegate to them such administrative duties as it sees fit (including acting through a duly appointed representative) and may from time to time consult with counsel who may be counsel to the Company.

Section  10.3

Binding Effect of Decisions.  The decision or action of the Committee with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.

ARTICLE 11 -  MISCELLANEOUS

Section  11.1

Nonguarantee of Employment.  Nothing contained in this Plan shall be construed as a contract of employment between the Company and any employee, as a right of any employee to be continued in the employment of the Company in any other capacity, or as a limitation of the right of the Company to discharge any of its employees, with or without cause.

Section  11.2

Action by the Committee.  Any action by the Committee under this Plan may be by resolution or by any officer or officers of the Company duly authorized by resolution of said Committee to act with respect to the Plan.

Section  11.3

Agreement Binding on Successors.  This agreement shall be binding upon all persons entitled to benefits hereunder, and upon their respective heirs and legal representatives and upon the Company, its successors, and assigns.

Section  11.4

Construction.  Except when otherwise indicated by the context, any masculine terminology herein shall also include feminine, and the definition of any term herein in singular shall also include the plural.

Section  11.5

Titles.  Article and section titles are included for reference purposes only and in the event of a conflict between a title and its respective text the text shall control.

Section  11.6

Governing Law.  This Plan shall, to the extent not superseded by the Employee Retirement Income Security Act of 1974, be governed by the internal laws of the State of Wisconsin without application of the principles of conflicts of law.